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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                               ------------------
                                  June 4, 2002



                               Crosswalk.com, Inc.
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             (Exact name of registrant as specified in its Charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                                    00-22847
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                            (Commission File Number)


                                   54-1831588
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                        (IRS Employer Identification No.)


                      4100 Lafayette Center Dr., Suite 110
                            Chantilly, Virginia 20151
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               (Address of principal executive offices) (Zip Code)


                                 (703) 968-4808
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              (Registrant's telephone number, including area code)


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

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
ITEM 5. OTHER EVENTS

On June 3, 2002, Crosswalk.com, Inc. ("Crosswalk") issued a press release announcing that it has signed a letter of intent to sell its award-winning crosswalk.com portal site (www.crosswalk.com) and extensive email business to Salem Communications for $4.1 million. The cash sale is subject to among other things, the parties reaching a definitive agreement, shareholder approval and the receipt of a fairness opinion by Crosswalk.

This press release was filed as part of an Item 5 8-K on June 4, 2002. This amendment to that Form 8-K is herein being filed to include a legend to that press release.

A copy of Crosswalk's amended press release is included as Exhibit 99.1 hereto and is incorporated by reference into this Report.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits

             99.1 Press Release dated June 3, 2002, as amended, regarding Crosswalk's announcement that it signed a letter of intent to sell the crosswalk.com portal site and email operations to Salem Communications.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crosswalk.com, Inc.
(Registrant)


Date: July 15, 2002                         By: /s/ Scott Fehrenbacher
                                                -----------------------------
                                                Scott Fehrenbacher
                                                Chief Executive and President

EXHIBIT INDEX





Exhibits
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99.1    Press Release dated June 3, 2002, as amended, regarding Crosswalk's announcement that it signed a letter of intent to sell the crosswalk.com portal site and email operations to Salem Communications.